INVESTMENT MANAGEMENT TRUST AGREEMENT

This Agreement is made as of _________, 2012 by and between CIS Acquisition Ltd. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (the “Trustee”).

WHEREAS, the Company’s Registration Statement on Form F-1, No. 333-180224 (as amended from time to time) (“Registration Statement”), for its initial public offering of securities (“IPO”) has been declared effective as of the date hereof by the Securities and Exchange Commission (“Effective Date”); and

WHEREAS, Chardan Capital Markets, LLC is acting as the representative (the “Representative”) of the underwriters in the IPO; and

WHEREAS, the Company has issued securities in a private placement that will occur immediately prior to the IPO (the “Placement”); and

WHEREAS, as described in the Company’s Registration Statement, and in accordance with the Company’s Amended and Restated Memorandum and Articles of Association, a maximum of $[_____] of the proceeds of the Placement and the IPO, net of all discounts and commissions including the Deferred Compensation (as defined below), if the over-allotment option is not exercised (or a minimum of $[_____] if the underwriters’ over-allotment option is exercised in full, will be delivered to the Trustee to be deposited and held in a trust account (the “Trust Account”) for the benefit of the Company and the holders of the Company’s Series A Shares, par value $0.0001 per share (the “Series A Shares”), issued in the IPO, including any Series B Shares, par value $0.0001 per share (the “Series B Shares”), and excluding any Series C Shares, par value $0.0001 per share (the “Series C Shares”), issuable upon conversion of such shares (the Series A Shares and Series B Shares, collectively, the “IPO Shares”), as hereinafter provided, and in the event the units issued in the IPO are registered in Colorado, pursuant to Section 11-51-302(6) of the Colorado revised statutes (the “CRS”). A copy of Section 11-51-302(6) of the CRS is attached hereto and made a part hereof; and

WHEREAS, pursuant to the Underwriting Agreement, the Representative, on behalf of the underwriters, has agreed to deposit into the Trust Account an additional $[_____] (or $[_____] if the Representative’s over-allotment option is exercised in full) (or the amount specified in the notice delivered pursuant to Section 2(d) hereof), representing a portion of the underwriters’ discount (the “Deferred Compensation”); and

WHEREAS, the amount to be delivered to the Trustee, including the proceeds of the IPO, the Placement and the Deferred Compensation (a maximum of $[_____] if the Representative's over-allotment option is not exercised, or a minimum of $[_____], if the over-allotment option is exercised in full) will be referred to herein as the “Property,” the holders of IPO Shares for whose benefit the Trustee shall hold the Property will be referred to as the “Public Shareholders;” and the Public Shareholders, the Representative and the Company will be referred to together as the “Beneficiaries;” and

WHEREAS, the Company and the Trustee desire to enter into this Agreement to set forth the terms and conditions pursuant to which the Trustee shall hold the Property;

IT IS AGREED:

1.   Agreements and Covenants of Trustee.  The Trustee hereby agrees and covenants to:

(a)   Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement, including without limitation, the terms of Section 11-51-302(6) of the CRS, in a segregated trust account established by the Trustee at a branch of J.P. Morgan;

(b)   Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;

(c)   In a timely manner, upon the instruction of the Company, to invest and reinvest the Property in cash or any “Government Security.” As used herein, Government Security means any Treasury Bill issued by the United States, having a maturity of 180 days or less or any open ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 promulgated under the Investment Company Act of 1940;

(d)   Collect and receive, when due, all principal and income arising from the Property, which shall become part of the “Property,” as such term is used herein;

(e)   Notify the Company and the Representative of all communications received by it with respect to any Property requiring action by the Company;

(f)   Supply any necessary information or documents as may be requested by the Company in connection with the Company’s preparation of the tax returns for the Trust Account;

(g)   Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when instructed by the Company and/or the Representative to do so;

(h)   Render to the Company and to the Representative, and to such other person as the Company may instruct, monthly written statements of the activities of and amounts in the Trust Account reflecting all receipts and disbursements of the Trust Account; and

(i)   If there is any tax obligation relating to the Property in the Trust Account or to fund the working capital of the Company, then, only at the written instruction of the Company in a form substantially similar to that attached hereto as Exhibit A, to make available in cash or by check from the Property in the Trust Account an amount specified by the Company by electronic funds transfer, account debit or other method of payment; provided, however, that such distributions may only be made if and to the extent that interest has been earned on the amount initially deposited in the Trust Account sufficient to pay for such distribution (it being expressly understood that the principal of the Property shall not be used to pay any such distribution); and

(j)   Commence liquidation of the Trust Account or commence liquidation of a portion thereof only after receipt of and only in accordance with the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit B, Exhibit C, Exhibit D, or Exhibit E, signed on behalf of the Company by its Chief Executive Officer or Chief Financial Officer, and complete the liquidation of the Trust Account and disburse the Property in the Trust Account (which disbursement shall include, in the event of (i) an Acquisition Transaction (as hereafter defined), (ii) a Post-Acquisition Tender Offer (as hereinafter defined), (iii) a trust liquidation, as required by its Amended and Restated Memorandum and Articles of Association, in the event the Company does not commence or complete a Post-Acquisition Tender Offer within 30 days or six months of consummation of the Acquisition Transaction, respectively, the payment of the Deferred Compensation to the Representative) only as directed in the Termination Letter and the other documents referred to therein.  The Trustee understands and agrees that, except as provided in this paragraph and paragraphs 1(i), 1(k) and 6(a) hereof, disbursements from the Trust Account shall be made only pursuant to a duly executed Termination Letter, together with the other documents referenced herein.  For purposes of this Agreement, (i) an “Acquisition Transaction” shall mean an acquisition through a merger, stock exchange, asset acquisition, stock purchase or similar acquisition transaction of one or more operating businesses with a fair market value of at least 80% of the balance of the Trust Account at the time of such acquisition transaction (excluding deferred underwriting discounts and commissions of $[_____] or $[_____] if the underwriters’ over-allotment option is exercised in full, and taxes payable) and (ii) a “Post-Acquisition Tender Offer” shall mean an issuer tender offer for all IPO Shares following the consummation of an Acquisition Transaction where the Company has elected to grant Public Shareholders their redemption rights by means of such issuer tender offer;

(k) If the Company structures the Acquisition Transaction to require a Post-Acquisition Tender Offer, then it may, after a Report of Foreign Private Issuer on Form 6-K describing the terms of the Acquisition Transaction is filed with the SEC, seek that holders of 5% or more of the Series A Shares who are also accredited investors elect to convert all of their Series A Shares into shares of Series C Shares, on a one-for-one basis, immediately prior to consummation of the Acquisition Transaction, with any remaining Series A Shares automatically converting to shares of Series B Shares immediately following consummation of the Acquisition Transaction. Such opportunity to convert would only be available to these certain shareholders, and not to our other holders of Series A Shares. Holders of shares of Series A Shares who elect to convert their shares into Series C Shares prior to consummation of the Acquisition Transaction shall not be entitled to participate in the Post-Acquisition Tender Offer, while holders of shares of Series A Shares that have their shares automatically converted to shares of Series B Shares shall be entitled to participate in the Post-Acquisition Tender Offer.  Upon written confirmation from the Company of the date of consummation of an Acquisition Transaction (the “Consummation Date”) and the conversion of Series A Shares into Series C Shares, in a form substantially similar to that attached hereto as Exhibit F, signed on behalf of the Company by its Chief Executive Officer or Chief Financial Officer, the Trustee shall distribute to the Company a pro rata share of the amounts in the Trust Account as of two business days prior to the Consummation Date in the Trust Account for each such share of Series A Shares converted to Series C Shares on the Consummation Date; and

(l)   Permit or effect no distribution from the Trust Account except in accordance with Sections 1(i), 1(j), 1(k) and 6(a).

2.   Agreements and Covenants of the Company.  The Company hereby agrees and covenants to:

(a)   Provide all instructions to the Trustee hereunder in writing, signed by the Company’s Chief Executive Officer or Chief Financial Officer.  In addition, except with respect to its duties under Section 1(i) above, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it in good faith believes to be given by the Chief Executive Officer or the Chief Financial Officer;

(b)   Hold the Trustee harmless and indemnify the Trustee from and against any and all expenses, including reasonable counsel fees and disbursements, or loss suffered by the Trustee in connection with any action, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any income earned from investment of the Property, except for expenses and losses resulting from the Trustee’s gross negligence or willful misconduct.  Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this paragraph, it shall notify the Company in writing of such claim (hereinafter referred to as the “Indemnified Claim”).  The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim, provided, that the Trustee shall obtain the consent of the Company with respect to the selection of counsel, which consent shall not be unreasonably withheld.  The Trustee may not agree to settle any Indemnified Claim without the prior written consent of the Company.  The Company may participate in such action with its own counsel;

(c)   Pay the Trustee an initial acceptance fee of $[__] and an annual fee of $[__] (it being expressly understood that the Property shall not be used to pay such fee).  The Company shall pay the Trustee the initial acceptance fee and first year’s fee at the consummation of the IPO and shall thereafter pay the annual fee on the anniversary of the Effective Date.  The Trustee shall refund to the Company the fee (on a pro rata basis) with respect to any period after the liquidation of the Trust Fund.  The Company shall not be responsible for any other fees or charges of the Trustee except as may be provided in Section 2(b) hereof (it being expressly understood that the Property shall not be used to make any payments to the Trustee under such Section) and for accountable out-of-pocket expenses actually incurred by the Trustee acting as Trustee of the Property in accordance with this Agreement;

(d)   Within five business days after the Representative’s over-allotment option (or any unexercised portion thereof) expires or is exercised in full, provide the Trustee notice in writing (with a copy to the Representative) of the total amount of the Deferred Compensation, which shall in no event be less than $[_____]; and

(e)   In connection with a vote of the Company’s shareholders regarding a Acquisition Transaction, if any, provide to the Trustee an affidavit or certificate of a firm regularly engaged in the business of soliciting proxies and tabulating shareholder votes verifying the vote of the Company’s shareholders and the Company’s Public Shareholders regarding such Acquisition Transaction.

3.   Limitations of Liability.  The Trustee shall have no responsibility or liability to:

(a)   Take any action with respect to the Property, other than as directed in Section 1 hereof and the Trustee shall have no liability to any party except for liability arising out of its own gross negligence or willful misconduct;

(b)   Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received written instructions from the Company given as provided herein to do so and the Company shall have advanced or guaranteed to it funds sufficient to pay any expenses incident thereto;

(c)   Change the investment of any Property, other than in compliance with Section 1(c);

(d)   Refund any depreciation in principal of any Property;

(e)   Assume that the authority of any person designated by the Company or the Representative to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company or the Representative shall have delivered a written revocation of such authority to the Trustee;

(f)   The other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, except for its gross negligence or willful misconduct.  The Trustee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Trustee, in good faith, to be genuine and to be signed or presented by the proper person or persons.  The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;

(g)   Verify the correctness of the information set forth in the Registration Statement or to confirm or assure that any acquisition made by the Company or any other action taken by it is as contemplated by the Registration Statement, unless an officer of the Trustee has actual knowledge thereof, or written notice of such event is sent to the Trustee or as otherwise required under Section 1(j) hereof; and

(h)   Pay any taxes on behalf of the Trust Account (it being expressly understood that, as set forth in Section 1(i), if there is any income tax obligation relating to the income of the Property in the Trust Account, then, at the written instruction of the Company, the Trustee shall make available by check or in cash for transfer by account debit or wire in the amount indicated by the Company).

4.   Certain Rights Of Trustee.

(a)   Before the Trustee acts or refrains from acting, it may require an Officer’s Certificate or opinion of counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer’s Certificate or opinion of counsel. The Trustee may consult with counsel and the advice of such counsel or any opinion of counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(b)   The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

(c)   The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Agreement.

(d)   The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Agreement; it shall not be accountable for the Company’s use of the proceeds from the Trust Account. Notwithstanding the effective date of this Agreement or anything to the contrary contained in this Agreement, the Trustee shall have no liability or responsibility for any act or event relating to this Agreement or the transactions related thereto which occur prior to the date of this Agreement, and shall have no contractual obligations to the Beneficiaries until the date of this Agreement.

5.   No Right of Set-Off.   The Trustee waives any right of set-off or any right, title, interest or claim of any kind that the Trustee may have against the Property held in the Trust Account.  In the event that the Trustee has a claim against the Company under this Agreement, including, without limitation, under Section 2(b), the Trustee will pursue such claim solely against the Company and not against the Property held in the Trust Account.

6.   Termination.  This Agreement shall terminate as follows:

(a)   If the Trustee gives written notice to the Company that it desires to resign under this Agreement, the Company shall use its reasonable efforts to locate a successor trustee.  At such time that the Company notifies the Trustee that a successor trustee has been appointed by the Company and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon this Agreement shall terminate; provided, however, that, in the event that the Company does not locate a successor trustee within ninety days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with the United States District Court for the Southern District of New York and upon such deposit, the Trustee shall be immune from any liability whatsoever that arises due to any actions or omissions to act by any party after such deposit; or

(b)   At such time that the Trustee has completed the liquidation of the Trust Account in accordance with the provisions of Section 1(j) hereof, and distributed the Property in accordance with the provisions of the Termination Letter, this Agreement shall terminate except with respect to Section 2(b).

7.   Miscellaneous.

(a)   The Company and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons.  Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such information, or of any change in its authorized personnel.  In executing funds transfers, the Trustee will rely upon account numbers or other identifying numbers of a Beneficiary, Beneficiary’s bank or intermediary bank, rather than names.  The Trustee shall not be liable for any loss, liability or expense resulting from any error in an account number or other identifying number, provided it has accurately transmitted the numbers provided.

(b)   This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.  It may be executed in several counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

(c)   This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. This Agreement or any provision hereof may only be changed, amended or modified by a writing signed by each of the parties hereto; provided, however, that no such change, amendment or modification (other than to correct a typographical or similar technical error) may be made to Sections 1(i), 1(j), 1(k), and 1(l) hereof without the consent of the holders of 80% of the IPO Shares, it being the specific intention of the parties hereto that each holder of an IPO Share is and shall be a third-party beneficiary of this Section 7(c) with the same right and power to enforce this Section 7(c) as any of the parties hereto. For purposes of this Section 7(c), the “consent of the holders of 80% of the IPO Shares” shall mean receipt by the Trustee of a certificate from an entity certifying that either (i) the holders of record of 80% of the IPO Shares outstanding as of a record date established in accordance with the applicable provisions of the Company’s Amended and Restated Memorandum and Articles of Association and British Virgin Islands Law (“BVI Law”), have voted in favor of such amendment or modification or (ii) the holders of record of 80% of the IPO Shares outstanding as of a record date established in accordance with the applicable provisions of the the Company’s Amended and Restated Memorandum and Articles of Association and BVI Law have delivered to such entity a signed writing approving such amendment or modification.

(d)   As to any claim, cross-claim or counterclaim in any way relating to this Agreement, each party waives the right to trial by jury.

(e)   The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, Borough of Manhattan, for purposes of resolving any disputes hereunder.

(f)   Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or by facsimile transmission:

if to the Trustee, to:

Continental Stock Transfer & Trust Company

17 Battery Place, 8th Floor

New York, NY 10004

Attn: Compliance Department

Fax No. [___]

if to the Company, to:

CIS Acquisition Ltd.

89 Udaltsova Street, Suite 84

Moscow, Russia 119607

Attn: Chief Executive Officer

Fax No.: [____________]

in either case with a copy to (which shall not constitute notice):

Chardan Capital Markets LLC

17 State Street, Suite 1600

New York, NY 10004

Attn: Kerry Propper

Fax No.: (646) 465-9039

and

[UW Counsel]

[Address]

Attn: [__]

Fax.: [__]

and

Loeb & Loeb LLP

345 Park Avenue

New York, New York 10154

Attn: Mitchell S. Nussbaum, Esq.

Fax No.: (212) 407-4990

(g)   This Agreement may not be assigned by the Trustee without the prior written consent of the Company.

(h)   Each of the Trustee and the Company hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder.  The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance.

[Signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

CIS ACQUISITION LTD.

By:
Name:	Anatoly Danilitskiy
Title:	Chief Executive Officer

Investment Management Trust Agreement

EXHIBIT A

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

17 Battery Place, 8th Floor

New York, NY 10004

Attn: Compliance Department

Re:            Trust Account No. [                    ]

Gentlemen:

Pursuant to paragraph 1(i) of the Investment Management Trust Agreement between CIS Acquisition Ltd. (the “Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of _________, 2012 (“Trust Agreement”), the Company hereby requests that you deliver to the Company $_______ of the income earned on the Property as of the date hereof. The Company needs such funds [for working capital purposes] [to pay for the tax obligations as set forth on the attached tax return or tax statement]. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,

CIS ACQUISITION LTD.

By:
Name:
Title:

EXHIBIT B

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

17 Battery Place, 8th Floor

New York, NY 10004

Attn: Compliance Department t

Re:            Trust Account No. [                    ] Termination Letter

Gentlemen:

Pursuant to Section 1(j) of the Investment Management Trust Agreement between CIS Acquisition Ltd. (the “Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of ______, 2012 (“Trust Agreement”), this is to advise you that the Company has entered into an agreement (“Business Agreement”) with __________________ (“Target Business”) to consummate an acquisition transaction with Target Business (“Acquisition Transaction”) on or about [insert date] and has elected to grant Public Shareholders their redemption rights at the time of the consummation of the Acquisition Transaction.  The Company shall notify you at least 48 hours in advance of the actual date of the consummation of the Acquisition Transaction (“Consummation Date”) and shall provide you with a certificate or affidavit [in accordance with Section 2(e) of the Trust Agreement][verifying that a vote of shareholders is not required].  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to commence liquidation of the Trust Account to the effect that, on the Consummation Date, all of funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company shall direct on the Consummation Date.

On the Consummation Date (i) counsel for the Company shall deliver to you written notification that (a) the Acquisition Transaction has been consummated and [(b) the provisions of Section 11-51-302(6) and Rule 51-3.4 of the CRS have been met,] and (ii) the Company and the Representative shall deliver to you written instructions with respect to the transfer of the funds held in the Trust Account (“Instructions”), and (iii) the Company and the Representative shall deliver to you written instructions for delivery of the Deferred Compensation.  You are hereby directed and authorized to transfer the funds, including the Deferred Compensation, held in the Trust Account immediately upon your receipt of the counsel’s letter and the Instructions, in accordance with the terms of the Instructions.  Notwithstanding the foregoing, upon verification of receipt by you of the Instruction Letter, we hereby agree and acknowledge that the Property in the Trust Account shall be distributed as follows: (1) first, to Public Shareholders who exercised their redemption rights in connection with the Acquisition Transaction, in an amount equal to their pro rata share of the amounts in the Trust Account as of two business days prior to the Consummation Date (including the Deferred Compensation and accrued but undistributed income, net of (i) taxes payable, and (ii) interest income earned previously released to the Company); (2) to the Representative by wire transfer (or as otherwise directed by the Representative) in immediately available funds, the aggregate amount of $__________; and (3) thereafter, to any other Beneficiary in accordance with the terms of the Instructions. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company of the same and the Company, if the amount set forth in clause (1) shall not have been paid in full, the Company and shall issue written instructions directing you as to whether such funds should remain in the Trust Account and be distributed after the Consummation Date to the Company.  Upon the distribution of all funds in the Trust Account pursuant to the terms hereof, the Trust Agreement shall be terminated.

In the event that the Acquisition Transaction is not consummated on the Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then the funds held in the Trust Account shall be reinvested as provided in the Trust Agreement on the business day immediately following the Consummation Date as set forth in the notice.

Very truly yours,

CIS ACQUISITION LTD.

By:
Name:
Title:

EXHIBIT C

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

17 Battery Place, 8th Floor

New York, NY 10004

Attn: Compliance Department

Re:            Trust Account No. [                    ] Termination Letter

Gentlemen:

Pursuant to Section 1(j) of the Investment Management Trust Agreement between CIS Acquisition Ltd. (the “Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of ______, 2012 (“Trust Agreement”), this is to advise you that the Company entered into an agreement (“Business Agreement”) with __________________ (“Target Business”) and consummated an acquisition transaction with Target Business (“Acquisition Transaction”) on [insert date] and has elected to grant Public Shareholders their redemption rights following the consummation of the Acquisition Transaction pursuant to a Post-Acquisition Tender Offer.  The Company shall notify you at least 48 hours in advance of the actual date of the consummation of the Post-Acquisition Tender Offer (“Consummation Date”) and shall provide you with a certificate or affidavit [in accordance with Section 2(e) of the Trust Agreement][verifying that a vote of shareholders is not required].  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to commence liquidation of the Trust Account to the effect that, on the Consummation Date, all of funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company shall direct on the Consummation Date.

On the Consummation Date (i) counsel for the Company shall deliver to you written notification that (a) the Acquisition Transaction has been consummated [and (b) the provisions of Section 11-51-302(6) and Rule 51-3.4 of the CRS have been met,] and (ii) the Company and the Representative shall deliver to you written instructions with respect to the transfer of the funds held in the Trust Account (“Instructions”), and (iii) the Company and the Representative shall deliver to you written instructions for delivery of the Deferred Compensation.  You are hereby directed and authorized to transfer the funds, including the Deferred Compensation, held in the Trust Account immediately upon your receipt of the counsel’s letter and the Instructions, in accordance with the terms of the Instructions.  Notwithstanding the foregoing, upon verification of receipt by you of the Instruction Letter, we hereby agree and acknowledge that the Property in the Trust Account shall be distributed as follows: (1) first, to Public Shareholders who exercised their redemption rights in connection with the Post-Acquisition Tender Offer, in an amount equal to their pro rata share of the amounts in the Trust Account as of two business days prior to the Consummation Date (including the Deferred Compensation and accrued but undistributed income, net of (i) taxes payable, and (ii) interest income earned previously released to the Company); (2) to the Representative by wire transfer (or as otherwise directed by the Representative) in immediately available funds, the aggregate amount of $__________; and (3) thereafter, to any other Beneficiary in accordance with the terms of the Instructions. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company of the same and the Company, if the amount set forth in clause (1) shall not have been paid in full, the Company and shall issue written instructions directing you as to whether such funds should remain in the Trust Account and be distributed after the Consummation Date to the Company.  Upon the distribution of all funds in the Trust Account pursuant to the terms hereof, the Trust Agreement shall be terminated.

In the event that the Post-Acquisition Tender Offer is not consummated on the Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then the funds held in the Trust Account shall be reinvested as provided in the Trust Agreement on the business day immediately following the Consummation Date as set forth in the notice.

Very truly yours,

CIS ACQUISITION LTD.

By:
Name:
Title:

EXHIBIT D

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

17 Battery Place, 8th Floor

New York, NY 10004

Attn: Compliance Department

Re:              Trust Account No. [                    ] Termination Letter

Gentlemen:

Pursuant to Section 1(j) of the Investment Management Trust Agreement between CIS Acquisition Ltd. (the “Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of ________, 2012 (“Trust Agreement”), this is to advise you that the Board of Directors of the Company has adopted a plan of dissolution and liquidation relating to the winding up of the affairs of the Company and liquidation of the Trust Account (as defined in the Trust Agreement). Attached hereto is a copy of the minutes, including a copy of the plan of dissolution and liquidation, of the meeting of the Board of Directors of the Company relating thereto, certified by an executive officer of the Company as true and correct and in full force and effect.

In accordance with the terms of the Trust Agreement, we hereby [(a) certify to you that the provisions of Section 11-51-302(6) and Rule 51-3.4 of the Colorado Statute have been met and (b)] authorize you to commence liquidation of the Trust Account as part of the Company’s plan of dissolution and distribution.  In connection with this liquidation, you are hereby authorized to establish a record date for the purposes of determining the shareholders of record entitled to receive their per share portion of the Trust Account.  The record date shall be within ten (10) days of the liquidation date, or as soon as thereafter as is practicable.  You will notify the Company and ______________ (“Designated Paying Agent”) in writing as to when all of the funds in the Trust Account will be available for immediate transfer (“Transfer Date”).  The Designated Paying Agent shall thereafter notify you as to the account or accounts of the Designated Paying Agent that the funds in the Trust Account should be transferred to on the Transfer Date so that the Designated Paying Agent may commence distribution of such funds in accordance with the terms of the Trust Agreement and the Company’s Amended and Restated Certificate of Incorporation.  Upon the payment of all the funds in the Trust Account, the Trust Agreement shall be terminated and the Trust Account closed.

Very truly yours,

CIS ACQUISITION LTD.

By:
Name:
Title:

EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

17 Battery Place, 8th Floor

New York, NY 10004

Attn: Compliance Department

Re:            Trust Account No. [             ]

Gentlemen:

Pursuant to paragraph 1(i) of the Investment Management Trust Agreement between CIS Acquisition Ltd. (the “Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of _________, 2012 (“Trust Agreement”), the Company hereby requests that you deliver to the Company $_______ of the Property as of the date hereof. The Company needs such funds to settle purchases of its units or callable Series A Shares pursuant to its 10b-5 plan. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s brokerage account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,

CIS ACQUISITION LTD.

By:
Name:
Title:

EXHIBIT F

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

17 Battery Place, 8th Floor

New York, NY 10004

Attn: Compliance Department

Re:            Trust Account No. [             ]

Gentlemen:

Pursuant to Section 1(k) of the Investment Management Trust Agreement between CIS Acquisition Ltd. (the “Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of ________, 2012 (“Trust Agreement”), this is to advise you that the Company entered into an agreement (“Business Agreement”) with __________________ (“Target Business”) and consummated an acquisition transaction with Target Business (“Acquisition Transaction”) on [insert date] (the “Consummation Date”), and in connection with the Acquisition Transaction an aggregate of [_______] Series A Shares have been converted to Series C Shares.

In accordance with the terms of the Trust Agreement, we hereby [(a) certify to you that the provisions of Section 11-51-302(6) and Rule 51-3.4 of the Colorado Statute have been met and (b)] instruct you to deliver an aggregate of $[______] from the proceeds held in trust, representing a pro rata share of the amounts in the Trust Account as of two business days prior to the Consummation Date in the Trust Account for each Series A Share converted to Series C Shares on the Consummation Date.

Very truly yours,

CIS ACQUISITION LTD.

By:
Name:
Title: